COGNIOS LARGE CAP VALUE FUND

Investor Class (COGLX)

Institutional Class (COGVX)

COGNIOS MARKET NEUTRAL LARGE CAP FUND

Investor Class (COGMX)

Institutional Class (COGIX)

Each, a series of M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Supplement dated February 14, 2020

To the Funds’ Prospectus and Statement of Additional Information dated October 28, 2019

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At a special meeting held on February 12, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of M3Sixty Funds Trust (the “Trust”) approved the appointment of Quantitative Value Technologies, LLC (“Quantitative”) a new investment adviser to the Cognios Large Cap Value Fund and Cognios Market Neutral Fund (together, the “Funds”), effective upon shareholder approval of the new investment advisory agreement. Shareholders of the Funds will be asked to consider the appointment of Quantitative at a shareholder meeting that is expected to occur in early April 2020.

The previous investment adviser to the Funds, Cognios Capital, LLC (“Cognios”), will transfer its operations and assign the advisory agreement with the Funds following shareholder approval of the Investment Advisory Agreement with Quantitative Value Technologies, LLC (“Quantitative”). Jonathan C. Angrist, President and Chief Investment Officer of Cognios, and Brian J. Machtley, Executive Vice President and Portfolio Manager of Cognios, are the principal owners of Quantitative and will continue to serve as the Portfolio Managers to the Funds following the shareholder approval of the Investment Advisory Agreement with Quantitative.

If shareholders do not approve the new investment advisory agreement with Quantitative, the Board will consider other options for the ongoing management of the Funds. The Funds are expected to mail a proxy statement to shareholders soliciting their vote on the investment advisory agreement in March 2020.

Effective February 1, 2020, Francisco J. Bido will no longer serve as a Portfolio Manager to the Funds. All references to Mr. Bido in the Prospectus and SAI are removed.

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